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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)              SEPTEMBER 13, 1996

                              CAL FED BANCORP INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
              DELAWARE                               1-14098                               95-4539347
  (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)          (IRS EMPLOYER IDENTIFICATION NO.)
           INCORPORATION)

             5700 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA                                90036
                 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                  (ZIP CODE)

            REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:                          (213) 932-4200
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ITEM 5. OTHER EVENTS.

     Cal Fed Bancorp Inc. (the "Company") was incorporated as a Delaware corporation to serve as the holding company for California Federal Bank, F.S.B. (the "Bank"). During the 1995 fourth quarter, the Bank received both regulatory and shareholder approval to reorganize into a holding company structure (the "Holding Company Reorganization"). Prior to the effective date of the Holding Company Reorganization, the Company was a wholly-owned subsidiary of the Bank. On January 1, 1996, the Holding Company Reorganization was effected in which each share of the Bank's Common Stock was converted into one share of the Company's Common Stock. As a result of the Holding Company Reorganization, effective January 1, 1996 the Bank became a wholly-owned subsidiary of the Company and the Company became a publicly-traded corporation subject to (among other requirements) the requirements of the Securities and Exchange Act of 1934, as amended (the "1934 Act"), relating to the filing of reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission").

     Pursuant to the informational requirements of the 1934 Act, on March 8, 1996 the Company filed with the Commission an Annual Report on Form 10-K for the year ended December 31, 1995 (the "1995 Company Form 10-K"). Because the Company had no operations during 1995 and the Holding Company Reorganization did not occur until January 1, 1996, the 1995 Company Form 10-K did not contain any financial statements of the Company. Rather, the 1995 Company Form 10-K included, as Exhibit 99 thereto, the audited financial statements of the Bank for the year ended December 31, 1995 contained in the Annual Report on Form 10-K of the Bank as filed by the Bank, pursuant to the informational requirements of the 1934 Act, with the Office of Thrift Supervision (the "1995 Bank Audited Financial Statements"). Included in the footnotes to the 1995 Bank Audited Financial Statements, as Note 27 thereto, was a Statement of Financial Condition of the Company as of January 1, 1996, presented on a consolidated basis giving effect to the consummation of the Holding Company Reorganization.

     The Company and the Bank are parties to the Agreement and Plan of Merger dated as of July 27, 1996 (the "Merger Agreement") with First Nationwide Holdings, Inc. (the "FNH"), which has been filed with the Commission as Exhibit
2.1 to the Company's Current Report on Form 8-K dated July 27, 1996 and is incorporated by reference herein. The Merger Agreement provides for (among other things) a merger of a wholly-owned subsidiary of FNH with and into the Company pursuant to which the Company will become a wholly-owned subsidiary of FNH and all outstanding shares of the Common Stock of the Company (other than "Excluded Shares," as defined in the Merger Agreement) will be converted into the right to receive certain per share merger consideration specified therein. In connection with the actions being taken by FNH to arrange the financing of the $23.50 cash component of the per share merger consideration provided for in the Merger Agreement, the Company has generated and provided FNH with audited consolidated financial statements of the Company and its subsidiaries (including the Bank) as of December 31, 1995 and 1994 and for each of the years in the three-year period ended December 31, 1995, giving effect to the Holding Company Reorganization on an "as if" pooling-of-interests basis consistent with the basis used in Note 27 to the 1995 Bank Audited Financial Statements (the "Company 1995 Audited Financial Statements"), which have not previously been filed by the Company with the Commission under the 1934 Act (the "Company 1995 Audited Financial Statements"). The Company 1995 Audited Financial Statements are filed herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The Company 1995 Audited Financial Statements are filed herewith as Exhibit
99.1. See Item 5.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CAL FED BANCORP INC.

Date: September 13, 1996                  By: /s/ DOUGLAS J. WALLIS
                                              -------------------------------
                                            Name: Douglas J. Wallis
                                            Title: Executive Vice President
                                                   General Counsel and Secretary

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                                 EXHIBIT INDEX

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    EXHIBIT                                 DESCRIPTION                                 PAGE
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
    99.1       Audited Consolidated Financial Statements of Cal Fed Bancorp Inc. and
               Subsidiaries as of December 31, 1995 and 1994 and for each of two years in the three-year period ended December 31, 1995................
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